UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 28, 2000.

                         Wade Cook Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-29342                81-1772094
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


14675 Interurban Ave South, Seattle, WA                          98168-4664
-------------------------------------------------          ---------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (206) 901-3051


               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     On November 28, 2000, Wade Cook Financial Corporation (the "Company"), as approved by the Board of Directors, engaged Vasquez & Company LLP as its principal accountant and independent auditors for the fiscal year ending 2000, and simultaneously dismissed Miller and Co. LLP as its principal accountant and auditors.

     The reports of Miller and Co. LLP for the past two fiscal years do not contain an adverse opinion or a disclaimer of opinion and are not qualified as to audit scope or accounting principal. However, Miller and Co. LLP included within its report on the Company's financial statements for the fiscal year ended December 31, 2000 a paragraph stating that the Company suffered a significant operating loss from operations and continued to have a working capital deficit which raised substantial doubt about the Company's ability to continue as a going concern. See the Company's report on Form 10-K for the period ended December 31, 2000 for Miller and Co. LLP's complete report.

     During the Company's two most recent fiscal years and the interim period since that date, there have been no disagreements with Miller and Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Miller and Co. LLP would have caused Miller and Co. LLP to make reference to the matter in their report. Further, there were no reportable events as the term is described in Item 304(a) (1) (iv) of Regulation S-X, or any reportable event, as the term is defined in Item 304 (a) (1) (v) of Regulation S-K.

     The Company has requested Miller and Co. LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated December 1, 2000, is filed as Exhibit 16.1 to this Form 8-K.

     During the two most recent fiscal years and any subsequent interim period, the Company has not consulted Miller and Co. LLP regarding any matter requiring disclosure in this Form 8-K.

Item 5.  Other Events.

     Not applicable.


Item 6.  Resignations of Registrant's Directors.

Not applicable.


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Item 7.  Financial Statements and Exhibits.

Exhibit
Number         Description
------         -----------

 16.1 Letter, dated December 1, 2000 from former certifying accountant Miller and Co. LLP


Item 8.  Changes in Fiscal Year.

Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Wade Cook Financial Corporation



                                              By: /s/ Cynthia Britten
                                                  ------------------------------
                                              Name:  Cynthia Britten
                                              Title: Chief Financial Officer


Date: December 1, 2000

                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

 16.1 Letter, dated December 1, 2000 from former certifying accountant Miller and Co. LLP